VALIC COMPANY II

Supplement to Prospectus dated January 1, 2004

This Supplement supercedes all previous supplements.

On April 20, 2004, with respect to the Mid Cap Growth Fund, the Board of Trustees approved the assignment of the investment sub-advisory agreement from INVESCO Funds Group, Inc. to INVESCO Institutional (N.A.), Inc. The assignment of the investment sub-advisory agreement became effective May 1, 2004. The change of sub-adviser will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or sub-advisory fees of the Fund as stated in its Prospectus.

On page 18, under the caption "Investment Sub-Adviser," delete the current investment sub-adviser and replace with INVESCO Institutional (N.A.), Inc. ("INVESCO").

On page 56, under the caption "About the Series Company's Management - Investment Sub-Advisers - INVESCO Funds Group, Inc.," delete the first paragraph and replace it with the following:

INVESCO Institutional (N.A.), Inc. ("INVESCO")
1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309

Effective May 1, 2004, INVESCO became the sub-adviser for the Mid Cap Growth Fund. Previously, the sub-adviser for this Portfolio was INVESCO Funds Group, Inc. INVESCO and INVESCO Funds Group are indirect wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East. INVESCO is a registered investment adviser and, together with its affiliates, managed over 200 portfolios as of December 31, 2003. As of December 31, 2003, INVESCO, together with its affiliates, managed approximately $149 billion in assets.

Timothy J. Miller and Michelle Fenton are primarily responsible for the day-to-day management of the Mid Cap Growth Fund's portfolio holdings. Mr. Miller is a Chartered Financial Analyst. Mr. Miller is the leader of INVESCO's growth team and the lead portfolio manager. He is a senior vice president of INVESCO, which he joined in 1992. Ms. Fenton is a Chartered Financial Analyst. She joined INVESCO in 1998. Prior to joining INVESCO, she worked for the Berger Funds as an equity analyst.

On page 55, under the caption "About the Series Company's Management - Investment Sub-Advisers - Franklin Advisers, Inc.," all references to Aidan O'Connell as portfolio manager are deleted in their entirety.

On page 57, under the caption "Account Information - How Shares are Valued" is deleted in its entirety, and replaced with the following:

How Shares are Valued

The net asset value per share ("NAV") for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) by dividing the net assets of each of the Fund's holdings by the number of such Fund's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees (the "Board"), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities of other situations, for example, when a particular foreign market is closed but the Fund is open. The Series Company uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of all the Money Market II Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

On page 57, under the caption "Account Information - Buying and Selling Shares" the section is supplemented to include the offering of shares of the Funds to qualified pension and retirement plans (previously defined as a "Plan") outside of a separate account context. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund.

Date: June 21, 2004

VL10832-C 06/04